UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 8, 2005 (August 8, 2005)
NEXTEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19656 (Commission File Number)	36-3939651 (IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia (Address of Principal Executive Offices)	20191 (Zip Code)
Registrants’ telephone number, including area code: (703) 433-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
     On August 8, 2005, Nextel Communications, Inc. (the “Issuer”) announced that it and BNY Midwest Trust Company (the “Trustee”) entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the indenture, dated as of July 31, 2003, between the Issuer and the Trustee (the “Indenture”), under which the Issuer had previously issued its outstanding (i) $2,137,060,000 aggregate principal amount of 7.375% Senior Serial Redeemable Notes due 2015, Series A, (ii) $1,472,900,000 aggregate principal amount of 6.875% Senior Serial Redeemable Notes due 2013, Series B and (iii) $1,169,886,500 aggregate principal amount of 5.95% Senior Serial Redeemable Notes due 2014, Series C (the “Series A Notes,” “Series B Notes” and “Series C Notes,” respectively, and collectively, the “Original Notes”). The First Supplemental Indenture was executed following receipt by the Issuer of the Required Consents (as defined in the Indenture) of Holders of the Original Notes pursuant to the Offer to Exchange and Consent Solicitation commenced by the Issuer on July 11, 2005 and which is binding on all holders of Original Notes even if a holder of Original Notes did not consent to the amendments. Pursuant to the First Supplemental Indenture, the Issuer and the Trustee amended the Indenture to: (a) eliminate the covenant to provide financial information with respect to the Original Notes (Section 1014 of the Indenture); (b) provide that certain of the restrictive covenants relating to the Original Notes will terminate upon the earlier of (i) the consummation of the proposed merger (the “Merger”) between a subsidiary of Sprint Corporation (“Sprint”) and the Issuer (the “Merger Condition”) (Section 1017 of the Indenture) or (ii) the Original Notes achieving a rating of investment grade (Section 1017 of the Indenture); and (c) amend the provision relating to supplemental indentures to allow the Issuer to amend the indenture and any notes issued thereunder without the consent of holders to provide additional rights or benefits to the holders or to effect other changes that do not adversely affect the legal rights of any holder under the indenture (Section 1014 of the Indenture).
     On August 8, 2005, the Issuer also announced that it and the Trustee entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) which is binding on the Issuer with respect to the Exchange Notes only, and binding only on all holders of the Issuer’s 7.375% Senior Serial Redeemable Notes due 2015, Series D, 6.875% Senior Serial Redeemable Notes due 2013, Series E, and 5.95% Senior Serial Redeemable Notes due 2014, Series F (the “Series D Notes,” the “Series E Notes” and Series F Notes,” respectively, and, collectively, the “Exchange Notes”), issuable in exchange for any and all of the corresponding validly tendered Series A Notes, Series B Notes and Series C Notes in the exchange offer (the “Exchange Offer”) commenced by the Issuer on July 11, 2005 and which expired at Midnight, New York time, on August 5, 2005. Pursuant to the Second Supplemental Indenture, the Issuer and the Trustee amended the Indenture (as amended by the First Supplement Indenture), with respect to the Exchange Notes only, to: (i) add a new Section 1018 (Provision of Financial Information) covenant under the Indenture with respect to the provision of financial information and reports (similar to the existing Section 1014 covenant relating to the provision of financial information and reports, which was eliminated as part of the Consent Solicitation, with the exception that if the Exchange Notes are subsequently guaranteed by a parent guarantor, the financial statements and reports required to be provided by such covenant may instead be provided by the parent guarantor); (ii) add a new Section 1019 (Guarantee Covenant) under the Indenture to provide the Exchange Notes with the benefit of a new covenant under which Nextel will undertake to seek from Sprint, which will be renamed “Sprint Nextel” following consummation of the proposed Merger, a guarantee of all Nextel’s payment obligations with respect to the Exchange Notes; and (iii) modify Section 1017 (Termination of Covenants) of the Indenture to eliminate the Merger Condition, implemented under the First Supplemental Indenture, under which the restrictive covenants of the Exchange Notes will terminate.
     The Trustee has pre-existing relationships with the Issuer, including serving as trustee under the Indenture and other indentures relating to the Issuer’s debt securities.
     The description of the First Supplemental Indenture and the Second Supplemental Indenture are not complete and are qualified in their entirety by the full text of such documents, which are filed Exhibits 4.1 and 4.2 hereto, respectively, and incorporated by reference herein. Additional information regarding the Offer to

Exchange and Consent Solicitation is included in the press release, dated August 8, 2005, filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 8, 2005, in accordance with the terms and conditions of the Exchange Offer and pursuant to the Indenture, the Issuer accepted for exchange (i) $2,102,267,000 million of the Series A Notes for an equal aggregate principal amount of newly issued Series D Notes; (ii) $1,458,404,000 million of the Series B Notes for an equal aggregate principal amount of newly issued Series E Notes; and (iii) $1,157,164,500 million of the outstanding Series C Notes for an equal aggregate principal amount of newly issued Series F Notes.
     Cash interest on the Series D Notes will be payable semiannually in arrears on February 1 and August 1 commencing August 1, 2005, at an annual rate of 7.375%. Cash interest on the Series E Notes will be payable semiannually in arrears on April 30 and October 31 commencing October 31, 2005, at an annual rate of 6.875%. Cash interest on the Series F Notes will be payable semiannually in arrears on March 15 and September 15 commencing September 15, 2005, at an annual rate of 5.95%. In the case of a default in payment of principal upon acceleration, redemption or repurchase, the overdue principal and any overdue premium will bear interest at annual rates of 7.375% on the Series D Notes, 6.875% on the Series E Notes and 5.95% on the Series F Notes (each, the “Stated Interest Rate”) (to the extent legally enforceable), from the dates such amounts are due until they are paid or duly provided for. Interest on any overdue principal or premium is payable on demand, and any such interest on overdue principal or premium not paid on demand will bear interest at an annual rate equal to the Stated Interest Rate for the applicable Exchange Notes. The Issuer may choose to redeem some or all of the Series D Notes commencing on August 1, 2008 at an initial redemption price of 103.688%, the Series E Notes commencing on October 31, 2008 at initial redemption price of 103.438% and the Series F Notes commencing on March 15, 2009 at an initial redemption price of 102.975% of the aggregate principal amount of the applicable notes, plus accrued and unpaid interest. The Issuer may choose to redeem a portion of the principal amount of the outstanding Series D Notes, Series E Notes, and Series F Notes using the proceeds of one or more sales of qualified equity securities at redemption prices of 107.375%, 106.875% and 105.95%, respectively, of the applicable notes’ principal amount, plus accrued and unpaid interest to the date of redemption, so long as specified amounts of the principal amount of notes remain outstanding immediately following the redemption. These notes are senior unsecured indebtedness of the Issuer and rank equal in right of payment with all of the Issuer’s other unsubordinated, unsecured indebtedness. The indebtedness due under the Exchange Notes may be accelerated in the Event of Default (as defined in the Indenture).
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
4.1	First Supplemental Indenture, dated August 8, 2005, between Nextel Communications, Inc. and BNY Midwest Trust Company

Exhibit No.	Exhibit Description
4.2	Second Supplemental Indenture dated August 8, 2005, between Nextel Communications, Inc. and BNY Midwest Trust Company

4.3	Form of 7.375% Senior Serial Redeemable Notes due 2015, Series A

4.4	Form of 6.875% Senior Serial Redeemable Notes due 2013, Series B

4.5	Form of 5.95% Senior Serial Redeemable Notes due 2014, Series C

4.6	Form of 7.375% Senior Serial Redeemable Notes due 2015, Series D

4.7	Form of 6.875% Senior Serial Redeemable Notes due 2013, Series E

4.8	Form of 5.95% Senior Serial Redeemable Notes due 2014, Series F

99.1	Press Release, dated August 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

/s/ Gary D. Begeman
By:	Gary D. Begeman
Vice President and Deputy General Counsel
Date: August 8, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
4.1	First Supplemental Indenture, dated August 8, 2005, between Nextel Communications, Inc. and BNY Midwest Trust Company.

4.2	Second Supplemental Indenture dated August 8, 2005, between Nextel Communications, Inc. and BNY Midwest Trust Company.

4.3	Form of 7.375% Senior Serial Redeemable Notes due 2015, Series A

4.4	Form of 6.875% Senior Serial Redeemable Notes due 2013, Series B

4.5	Form of 5.95% Senior Serial Redeemable Notes due 2014, Series C

4.6	Form of 7.375% Senior Serial Redeemable Notes due 2015, Series D.

4.7	Form of 6.875% Senior Serial Redeemable Notes due 2013, Series E.

4.8	Form of 5.95% Senior Serial Redeemable Notes due 2014, Series F.

99.1	Press Release, dated August 8, 2005.